BioLargo
We Make Life Better

A Sustainable Technology Incubator
Providing Solutions
for Large Environmental Challenges

Stock Symbol: BLGO   Westminster, CA

Two Active, Two in Development – All Large Opportunities

BioLargo
We Make Life Better

Odor-No-More | CupriDyne CLEAN

- Proprietary BioLargo Technology selling into industrial odor control markets

BioLargo Engineering, Science & Technologies

- Environmental Engineering services, active for ~4 months with accounts growing

Commercial

In Development

CLYRA Medical Technologies Inc

- Product development complete
- FDA 510(k) application submitted, awaiting clearance

BioLargo Water CANADA | AOS

- Development ongoing
- Late R&D/early piloting phase

Platform Technology Incubator

BioLargo
We Make Life Better

- 17 patents issued, 5 pending
- Approximately $13 Million invested in product development
- We incubate platforms to market-readiness, then:
  - ✓ Licensure
  - ✓ Joint Venture
  - ✓ IP Sale
  - ✓ Direct-to-Market



OCTANe
High Tech Innovation Awards
an OCTANe Signature Event
2017 WINNER

The Iodine Cycle – Nature Shows Us the Way!



O2
O3
Reactive Iodine Species
I-
hv
Precipitation
Iodine Used As Essential Nutrient
Iodocarbons
(e.g. CH3I, CH2I2)
I2
Seaweed / Kelp
Phytoplankton
I-
IO3-
Organic Matter
All-Natural Iodine Cycle

Collaborations, Grants, Awards

(>55 government grants)

BioLargo
We Make Life Better

University of Alberta
University of Calgary
Agri-Food Discovery Place
Centre des Technologies de l'Eau
UCLA
University of Saskatchewan
University of Hawai'i
NAIT
CWWA ACEPU
National Water Research Institute
EREF
Environmental Research & Education Foundation
Lighting a path to sustainable waste management practices
ICP
Innovative Conservation Program
Metropolitan Water District of Southern California
ALMA
Alberta Livestock and Meat Agency Ltd.
Alberta Innovates Technology Futures
NRC·IRAP
Sustain Orange County
NSERC CRSNG
EPCOR
NAMI
North American Meat Institute
New Technology magazine
Ingenuity Patch
DuPont Packaging Awards
Shell
Syncrude
Frost & Sullivan
CB&I
carollo
Engineers...Working Wonders With Water®
The Metropolitan Water District of Southern California
Water Top 50
Total
Suncor Energy
WET Center
The Maritime Alliance
OCTANe
High Tech Innovation Awards
2017 WINNER

Growth Strategy

"We Make Life Better"


INVENT
PROVE
PARTNER

Commercially Active Subsidiaries

First Major Commercial Success – CupriDyne Clean Industrial Odor & VOC Control

BioLargo
We Make Life Better

"Finally a product that actually works"

- landfill operator

- Market entry requires customer trust
- Word is out; sales expanding
- 3 National Purchasing Agreements with top solid waste companies.
- **Currently expanding our sales and distribution staff to meet demand.**
- **New Design, Build, Install Opportunities underway with our engineering team**



ONM Odor-No-More™

Market Opportunity – Landfills

Site Type	Potential sites (US Market)[1]	Potential revenue per site per year[2]	3% market share	5% market share	10% market share	20% market share
Landfills	**1,900**	$120,000	$6,840,000	$11,400,000	$22,800,000	$45,600,000

- **Approximately 275 landfills operated by our NPA clients**

[1]"Municipal Solid Waste Landfills - Economic Impact Analysis for the Proposed New Subpart to the New Source Performance Standards" (2014), by U.S. Environmental Protection Agency Office of Air and Radiation and Office of Air Quality Planning and Standards
[2]Annual revenues are estimated based on our experience with existing customers. Revenue per facility may be affected by many factors, including size, population density, location and weather.
**Market share calculations are meant to illustrate the opportunity, and are not forecasted revenues*

Market Opportunity – Transfer Stations

BioLargo
We Make Life Better

Site Type	Potential sites (US Market)[1]	Potential revenue per site per year[2]	3% market share	5% market share	10% market share	20% market share
Transfer Stations	**7,600**	$48,000	$10,944,000	$18,240,000	$36,480,000	$72,960,000

- **Approximately 300 transfer stations operated by our NPA clients**

[1] The top 5 Waste Management companies in the US, as of 2011, operated 624 transfer stations, and 565 landfills. "Municipal Solid Waste Landfills - Economic Impact Analysis for the Proposed New Subpart to the New Source Performance Standards" (2014), by U.S. Environmental Protection Agency Office of Air and Radiation and Office of Air Quality Planning and Standards. This is a ratio of 1:4 (landfill to transfer stations). The estimated number of transfer stations is this ratio multiplied by the approximate 1,900 total landfills, and rounded.

[2] Annual revenues are estimated based on our experience with existing customers. Revenue per facility may be affected by many factors, including size, population density, location and weather.

**Market share calculations are meant to illustrate the opportunity, and are not forecasted revenues*

ONM Odor-No-More™

Market Opportunity – Wastewater Treatment Plants

Site Type	Potential sites (US Market)[1, 2]	Potential revenue per site per year[3]	3% market share	5% market share	10% market share	20% market share
Wastewater Treatment Plants (WWT)	**15,000**	$48,000	$21,600,000	$36,000,000	$72,000,000	$144,000,000

[1]"Failure to Act, The Economic Impact of Current Investment Trends in Water and Wastewater Treatment Infrastructure" (2011), by American Society of Civil Engineers and Economic Development Research Group.
[2]Figure includes treatment facilities owned and operated by municipalities, as well as those owned and/or operated by private entities contracting with municipalities.
[3]Annual revenues are estimated based on our experience with existing customers. Revenue per facility may be affected by many factors, including size, population density, location and weather.
Market share calculations are meant to illustrate the opportunity, and are not forecasted revenues

CupriDyne Clean Industrial Odor Control

- Effective against **hydrogen sulfide, ammonia, mercaptans, VOCs,** and **sulfur dioxide and fatty acids**
- Non-toxic, non-sensitizing, fragrance free, Generally Recognized As Safe (GRAS), confirmed non-pesticide
- **Cost savings of 25% - 50% for customers**
- *Better performance + lower costs = sales rapidly climbing*



cupridyne.com
WHEN YOUR FACILITY IS BEING OVERWHELMED BY THE MOST DISGUSTING STUBBORN ODORS
cupridyne.com
CupriDyne CLEAN
Because NOT Smelling Is Believing
4249

CupriDyne Clean in Action!






WATER

Odor-No-More

CupriDyne Clean in Action!







BioLargo Engineering – World-Class Talent

- Veterans from Shaw and CB&I with 200+ years field experience
- **First 10 clients under contract (small)**
- Internal and external work
- Targeting positive cash flow mid 2018
- Synergy with ONM (multiple bids outstanding)

➢ **See www.biolargoengineering.com for full list of services**

Track Record

BioLargo
We Make Life Better

- **Substantial DOD & DOE Work**
- **Project leadership in Katrina Recovery & Haiti rebuilding efforts**
- **Developed technology solution to eliminate Anthrax from notable US landmark buildings**
- Developed ammonium bicarbonate technology for fertilizer
- Developed technology for control of mercury emissions from coal-fired power plants
- Hazardous Waste (RCRA) Permitting and USEPA compliance testing on an energetic (explosive) materials incineration system for Picatinny Arsenal
- Leadership in largest Dioxin remediation project

BioLargo
Engineering, Science & Technologies

In-Development Technologies

BioLargo
We Make Life Better

CLYRA
Medical Technologies Inc

BioLargo® Water
CANADA

AOS
Advanced Oxidation System

Advanced Wound Care – Disrupter in $18 Billion Global Market[1]

BioLargo
We Make Life Better

- **Awaiting FDA 510(k) clearance (first product filed Fall 2017)**
- **Second product to file soon**
- **‘The gold standard – without the collateral damage’**
    - ❖ Infection Control
    - ❖ Disinfection for Chronic Wounds
    - ❖ Regenerative Skin Therapy

CLYRA Medical Technologies Inc

- Hydrogels, dressings, liquids – **proven Non-Cytotoxic,** safe, broad-spectrum antimicrobials. No bacterial resistance. Efficacy proven.

[1]From: https://www.marketsandmarkets.com/Market-Reports/wound-care-market-371.html?gclid=CL_d9K-audYCFReSfgodMGoF-Q

Clyra Advantage – Best-in-class Comparison

BioLargo
We Make Life Better

Silver dressings vs. Clyra dressings

Attribute	Silver Dressings	CLYRA Dressings
Cost	Expensive	Less than ½ the cost*
Bacterial Resistance	Controversial	None Known
Delivered in Dosage	Yes	Yes
Delivery Method	Impregnated	Impregnated
Staining	Yes	No
Toxic	Yes	No
Fungicidal	No	Yes
Nutrient	No	Yes
Release Duration	Long	Immediate, with Sustained Efficacy
Copper Release	No	Yes
Effective Against Biofilm	**No**	**Yes**

*Confidential

Clyra Execution Strategy


Invent product and License into Clyra
Patent
Capitalize (staged)
FDA Approval
Clinical Work to Expand Marketing
Spin-Off Clyra from BioLargo to Maximize Shareholder Value

We are here –
application in process

Advanced Oxidation System (AOS)

LOW COST SOLUTION (OPEX AND CAPEX)

LEAST POWER CONSUMPTION

ELIMINATES RECALCITRANT CONTAMINANTS



BioLargo® Water CANADA

AOS – Proven Super Oxide Generation

AOS destroys difficult organic contaminants faster[1] than:

- **UV**
- **Ozone + hydrogen peroxide**



- AOS produces powerful *iodine oxides*
- Proven at world-famous Canadian Light Source
- Traditional iodine used in disinfection is in the form of I_2.


53
I
Iodine
126.90447

VS.

I_2O_5

I_2O_7

IO_3^-

[1]Based on the assumption that our AOS treatment speed per unit of water scales linearly or better during scale-up

MWD ICP-Sponsored Case Studies

BioLargo
We Make Life Better

Two Case Studies sponsored by the Metropolitan Water District of Southern California's Innovative Conservation Program (ICP).

- Official report on these studies can be found at our blog (www.biolargo.com/blog)

Poultry processing wastewater case study – proved:

- AOS meets US EPA standards for water discharge and USDA standards for safe water reuse
- Lower power consumption claims

Municipal wastewater tertiary treatment case study – proved:

- Lower energy use than incumbent technologies
- Potential to enable cost savings for many municipalities

High Value Water Markets

BioLargo
We Make Life Better

First targeting:

- Oil & Gas (Oil Sands)
- Agricultural water
- F&B Wastewater
- Tertiary municipal treatment

But there are countless applications for AOS' high performance and low cost value prop. in the future:

- Data centers
- Home
- Municipal
- Industrial wastewater
- Farm feed water and recycling
- Agricultural run-off and storm water
- Pharmaceuticals
- Mining











AOS Development History






MULTIVAC





Financial status

BioLargo
We Make Life Better

Stock Symbol: BLGO | Current Approximate Price: $0.30 | Shares Outstanding = 105 Million | Market Cap: $30M

- Two active commercial operations - sales increasing, 3rd online in 2018 - 4th target late 2018/2019
- **Lincoln Park Capital committed to purchase up to $10 million in stock over 3 years (See 8-K)**
- No Toxic Financing – Most debt mandatorily convertible (all at fixed terms)
- **Three National Purchasing Agreements recently executed; sales and opportunities growing**
- In 2017, product sales increased first three quarters (Q4 results not yet public)
- Registered Callable Warrants worth approx. $5 million fresh capital @pps $.40 to $1.25
- Current burn rate: approx. $300K per month

Stock Symbol: BLGO

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA
92683
(949) 643-9540 x2
dc@biolargo.com
www.biolargo.com

BioLargo
We Make Life Better

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service environmental engineering company that ***makes life better*** by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air and advanced wound care.

BioLargo Engineering, Science & Technologies

BioLargo Water

CLYRA Medical Technologies Inc

ONM Odor-No-More™


Edmonton, Alberta Canada
6020 – 118 Street NW
Edmonton
Oak Ridge, Tennessee USA (Knoxville)
105 Fordham Road
Oak Ridge
Westminster, California, USA (LA / Orange Country)
14921 Chestnut St.
Westminster